Exhibit 99.1

LETTER OF TRANSMITTAL

OFFER FOR ALL OUTSTANDING

9 1/4% SENIOR DISCOUNT NOTES DUE FEBRUARY 1, 2015

IN EXCHANGE FOR REGISTERED

9 1/4% SENIOR DISCOUNT NOTES DUE FEBRUARY 1, 2015

OF

INTELSAT INTERMEDIATE HOLDING COMPANY, LTD.

Pursuant to the Prospectus dated                     , 2006

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                    , 2006 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

Wells Fargo Bank, National Association

By Registered and Certified Mail	By Overnight Courier or Regular Mail	By Hand Delivery
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Services 608 2nd Avenue South Northstar East Building – 12th Floor Minneapolis, MN 55402
Or by Facsimile Transmission: (612) 667-6282

For Information Call: (800) 344-5128

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges receipt of the Prospectus dated                     , 2006 (the “Prospectus”) of Intelsat Intermediate Holding Company, Ltd. (the “Company”) and Intelsat, Ltd., as co-obligor (together with the Company, the “Issuers”), and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Issuers’ (the Issuers together are referred to herein as “we”, “us”, “their” and “our”) offer (the “Exchange Offer”) to exchange up to $478,700,000 aggregate principal amount at maturity of our 9 1/4% Senior Discount Notes due 2015 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $478,700,000 aggregate principal amount at maturity of our outstanding 9 1/4% Senior Discount Notes due 2015 (the “Original Notes”). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Original Notes described in the box entitled “Description of Original Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Original Notes so described and the undersigned represents that it has received from each beneficial owner of Original Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used only by a holder of Original Notes (i) if certificates representing Original Notes are to be forwarded herewith or (ii) if delivery of Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Depositary”), pursuant to the procedures set forth in the section of the Prospectus entitled “The Exchange Offer – Procedures for Tendering Your Original Notes.” If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, tenders of the Original Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer – Book-Entry Transfer.”

The undersigned hereby represents and warrants that the information set forth in the box below entitled “Beneficial Owner(s)” is true and correct.

Any Beneficial Owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Original Notes promptly and instruct such registered holder of Original Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder of Original Notes. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a holder of Original Notes must (i) complete the box entitled “Description of Original Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Guaranteed Delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here” and (iv) unless an exemption applies, complete the Substitute Form W-9. Each holder of Original Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Holders of Original Notes who desire to tender their Original Notes for exchange and (i) whose Original Notes are not immediately available, (ii) who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer – Guaranteed Delivery Procedures.” See Instruction 2 of the Instructions beginning on page 11 hereof.

Holders of Original Notes who wish to tender their Original Notes for exchange must, at a minimum, complete columns (1), (2), if applicable (see footnote 1 to the box below), and (3) in the box below entitled “Description of Original Notes” and sign the box on page 10 under the words Sign Here.” If only those columns are completed, such holder of Original Notes will have tendered for exchange all Original Notes listed in column (3) below. If the holder of Original Notes wishes to tender for exchange less than all of such Original Notes, column (4) must be completed in full. In such case, such holder of Original Notes should refer to Instruction 5 on page 12.

DESCRIPTION OF ORIGINAL NOTES

(1)

Name(s) and Address(es) of

Registered Holder(s) of Original

Note(s), Exactly as Name(s)

Appear(s) on Certificate(s) for

Original Note or as the Name of the

Participant Appears on the Book-Entry

Transfer Facility’s Security Position

Listing (Please fill in, if blank)

(2) Original Note Number(s) (attach signed list if necessary)[1]	(3) Aggregate Principal Amount at Maturity	(4) Principal Amount at Maturity Tendered for Exchange (only if different amount from Column (3)) (Must be in integral multiples of $1,000)[2]

[1]	Column (2) need not be completed by holders of Original Notes tendering Original Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.
[2]	Column (4) need not be completed by holders of Original Notes who wish to tender for exchange the principal amount at maturity of Original Notes listed in column (3). Completion of column (4) will indicate that the holder of Original Notes wishes to tender for exchange only the principal amount at maturity of Original Notes indicated in column (4).

☐	CHECK HERE IF ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Original Note(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

The Securities and Exchange Commission (the “SEC”) considers broker-dealers that acquired Original Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes if they participate in the Exchange Offer. Consequently, these broker-dealers cannot use the Prospectus for the Exchange Offer in connection with resales of the New Notes and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resales of the New Notes. Such broker-dealers cannot rely on the position of the SEC’s staff set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar no-action letters.

A broker-dealer that has bought Original Notes for market-making or other trading activities must deliver a Prospectus in order to resell any New Notes it receives for its own account in the Exchange Offer. The SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes by delivering the Prospectus for the Exchange Offer. Such Prospectus may be used by a broker-dealer to resell any of its New Notes. We will send a Prospectus to any broker-dealer that requests copies in this questionnaire for a period of up to 90 days after the expiration date of the Exchange Offer.

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION

STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER-PURPOSE AND EFFECT OF EXCHANGE OFFER; REGISTRATION RIGHTS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

Name:

Address:

Telephone No.:

Number of Additional Copies Desired:

If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

By Registered and Certified Mail	By Overnight Courier or Regular Mail	By Hand Delivery

Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Services 608 2nd Avenue South Northstar East Building – 12th Floor Minneapolis, MN 55402

Or by Facsimile Transmission: (612) 667-6282

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the New Notes issued in exchange for Original Notes (or if certificates for Original Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the undersigned or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

To be completed ONLY if the New Notes issued in exchange for Original Notes (or if certificates for Original Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Issue to:	Mail or deliver to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

Credit Original Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)

State of Principal Residence of each Beneficial Owner of Original Notes	Principal Amount at Maturity of Original Notes Held for Account of Beneficial Owner(s)

If delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Original Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer – Book-Entry Transfer.”

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offer by Intelsat Intermediate Holding Company, Ltd. (the “Company”) and Intelsat, Ltd. (together with the Company, the “Issuers”) upon the terms and subject to the conditions set forth in the Prospectus dated                     , 2006 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Issuers’ (the Issuers are referred to herein as “we”, “us”, “their” and “our”) offer (the “Exchange Offer”) to exchange up to $478,700,000 aggregate principal amount at maturity of our 9 1/4% Senior Discount Notes due 2015 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $478,700,000 aggregate principal amount at maturity of our outstanding 9 1/4% Senior Discount Notes due 2015 (the “Original Notes”), the undersigned hereby tenders to the Company for exchange the Original Notes indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Original Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Issuers shall have fully performed all of their obligations under that certain Registration Rights Agreement, dated as of February 11, 2005, among the Issuers and the Initial Purchaser (as defined in the Prospectus), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Original Notes tendered for exchange hereby and (iii) hereby appoints Wells Fargo Bank, National Association (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuers) of such holder of Original Notes with respect to such Original Notes, with full power of substitution, to (x) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by The Depository Trust Company (the “Depositary”) (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Original Notes for transfer on the books of the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes, and (ii) when such Original Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the New Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the Brown & Wood LLP no-action letter (available February 7, 1997), the Shearman & Sterling no-action letter (available July 2, 1993), the K-III Communications

Corporation no-action letter (available May 14, 1993), the Morgan Stanley & Co., Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of either of the Issuers, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Original Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Original Notes for exchange may be withdrawn at any time prior to the Expiration Date, and (ii) any Original Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

The undersigned acknowledges that the Company’s acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement among the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer set forth in the section of the Prospectus entitled “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Original Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Original Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that either “Special Issuance Instructions” or “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that Issuers have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the holder of Original Notes thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Notes.

In order to validly tender Original Notes for exchange, holders of Original Notes must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Original Notes is irrevocable.

SIGN HERE

X		Date:
Signature of Owner

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF ORIGINAL NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE ORIGINAL NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED ORIGINAL NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).

Name(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification or Social Security Number

GUARANTEE OF SIGNATURE(S)

(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X		Date:
Authorized Signature

Name and Title

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	GUARANTEE OF SIGNATURES.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (each, an “Eligible Institution”):

(a)	The Securities Transfer Agents Medallion Program (STAMP)

(b)	The New York Stock Exchange Medallion Signature Program (MSP)

(c)	The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered herewith and such registered holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Original Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by holders of Original Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer – Guaranteed Delivery Procedures.” Certificates for all physically tendered Original Notes or any confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Original Notes who elect to tender Original Notes and (i) whose Original Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Original Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Original Notes, the certificate number(s) of such Original Notes and the principal amount at maturity of Original Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Original Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Original Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE

TENDERING HOLDER OF ORIGINAL NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Original Notes for exchange.

3.	INADEQUATE SPACE.

If the space provided in the box entitled “Description of Original Notes” above is inadequate, the certificate numbers and principal amounts at maturity of the Original Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	WITHDRAWALS.

A tender of Original Notes may be withdrawn at any time prior to 5:00 p.m. New York City time on the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m. New York City Time on the Expiration Date. To be effective, a notice of withdrawal of Original Notes must (i) specify the name of the person who tendered the Original Notes to be withdrawn (the “Depositor”), (ii) identify the Original Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount at maturity of such Original Notes), (iii) be signed by the holder of Original Notes in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Original Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Original Notes may not be rescinded, and any Original Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer – Procedures for Tendering Your Original Notes” at any time prior to the Expiration Date.

5.	PARTIAL TENDERS.

(Not applicable to holders of Original Notes who tender Original Notes by book-entry transfer). Tenders of Original Notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If a tender for exchange is to be made with respect to less than the entire principal amount at maturity of any Original Notes, fill in the principal amount at maturity of Original Notes which are tendered for exchange in column (4) of the box entitled “Description of Original Notes” on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount at maturity of the Original Notes, will be sent to the holders of Original Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6.	SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

(a) The signature(s) of the holder of Original Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

(d) When this Letter of Transmittal is signed by the holder of the Original Notes listed and transmitted hereby, no endorsements of Original Notes or separate powers of attorney are required. If, however, Original Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Original Notes, then the Original Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Original Notes appear(s) on the Original Notes. Signatures on such Original Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Original Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

(f) If this Letter of Transmittal is signed by a person other than the registered holder of Original Notes listed, the Original Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Original Notes appear(s) on the certificates. Signatures on such Original Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7.	TRANSFER TAXES.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Original Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Original Notes prior to the issuance of the New Notes.

8.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

If the New Notes, or if any Original Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Original Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not accepted be credited to such account maintained at the Depositary as such holder of Original Notes may designate.

9.	IRREGULARITIES.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Original Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Original Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Original Notes. The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Original Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Original Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.	WAIVER OF CONDITIONS.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer – Expiration Date; Extensions; Amendments” in the Prospectus in the case of any Original Notes tendered (except as otherwise provided in the Prospectus).

11.	MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

If a holder of Original Notes desires to tender Original Notes pursuant to the Exchange Offer, but any of such Original Notes has been mutilated, lost, stolen or destroyed, such holder of Original Notes should contact the Trustee at the address set forth on the cover of this Letter of Transmittal for further instructions.

12.	REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Each holder of Original Notes must, unless an exemption applies, provide the Exchange Agent with such holder’s correct taxpayer identification number on the Substitute Form W-9 below, with the required certifications being made under penalties of perjury. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

If backup withholding applies, the Company is required to withhold 28% of any payment made to the holder of Original Notes or other payee pursuant to the exchange. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Certain holders of Original Notes (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding requirements with respect to interest payments. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed internal Revenue Service Form W-SBEN, Form W-8ECI or Form W-81MY, as applicable (the terms of which the Exchange Agent will provide upon request), signed under penalty of perjury, attesting to the holder’s exempt status. For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (the “Guidelines”) below.

The holder of Original Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

A holder of Original Notes should consult his or her tax advisor as to his or her qualification for exemption from the backup withholding requirements and the procedure for obtaining an exemption.

PAYER’S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

Part 2—Certification

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature                                                Date

Name

Address

City                             State                             Zip Code

Part 3— Awaiting TIN ☐

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP

WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO

THE EXCHANGE OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN

PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature:	Date:

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 800-344-5128 OR BY FACSIMILE AT 612-667-6282.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity’s Employer Identification number. Employer Identification numbers have nine digits separated by one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the NAME and SOCIAL SECURITY number of—	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of—

1.	Individual	The individual	6.	A valid trust, estate or pension trust	The legal entity(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporate	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.	Partnership	The partnership

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship	The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or TIN (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, National Association

By Registered and Certified Mail	By Overnight Courier or Regular Mail	By Hand Delivery
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Services 608 2nd Avenue South Northstar East Building – 12th Floor Minneapolis, MN 55402

Or by Facsimile Transmission:
(612) 667-6282

For Information Call: (800) 344-5128